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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  December 19, 2000
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                                VerticalNet, Inc.
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               (Exact name of Registrant as Specified in Charter)


        Pennsylvania              000-25269                 23-2815834
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(State or Other Jurisdiction     (Commission              (IRS Employer
      of Incorporation)          File Number)          Identification No.)

700 Dresher Road, Horsham, PA                                      19044
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(Address of principal executive offices)                        Zip Code



      Registrant's telephone, including area code: 215-328-6100
                                                   ----------------------------

         (Former name and former address, if changed since last report)
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ITEM 5.  OTHER EVENTS

(a) On December 19, 2000, VerticalNet, Inc. (the "Registrant") publicly announced that it had entered into a definitive agreement to sell its wholly-owned subsidiary, NECX.com LLC ("NECX"), to Converge, Inc., an independent marketplace formerly known as eHITEX that serves the high-tech supply-chain community ("Converge").

         Under the Membership Interest Purchase Agreement, dated as of December 19, 2000, by and among Converge, NECX and the Registrant (the "Purchase Agreement"), the Registrant will assign all of its membership interests in NECX to Converge. In exchange, the Registrant will receive 10,371,319 shares of Converge's Series B Preferred Stock and 1,094,751 shares of Converge's non-voting common stock, which collectively constituted 19.9% of the equity (on a primary basis) of Converge as of December 19, 2000. In addition, the Registrant will receive $60.0 million in cash, subject to a net equity and working capital test. Converge has agreed to increase the size of its board of directors to at least seven members by March 19, 2001, after which time the Registrant shall have the right to nominate its chief executive officer (or another executive officer reasonably satisfactory to Converge) to serve as a director of Converge.

         The closing of the transactions contemplated by the Purchase Agreement (the "Transactions") are subject to the conditions set forth in the Purchase Agreement, including the expiration or early termination of the applicable waiting period under the Hart Scott Rodino Antitrust Improvements Act of 1976 (the "HSR Act"). On January 17, 2001, the Federal Trade Commission and Department of Justice granted early termination of the waiting period under the HSR Act. The companies expect to close the transactions as soon as practicable following satisfaction of the remaining closing conditions.

         In a separate agreement, Converge entered into a three-year software licensing and professional services contract with the Registrant's VerticalNet Solutions division, valued at $107.5 million, whereby the VerticalNet Solutions platform will serve as the technical backbone for Converge's trading operations. The agreement also includes a commitment to link Converge with each of the 14 technology-focused verticals in the Registrant's VerticalNet Markets division.

         In connection with the Transactions, Sumitomo Corporation and its affiliate, Sumitronics Asia Holding Pte Ltd. (collectively, "Sumitomo"), have agreed to transfer their collective 50% ownership interest in Electronic Commodity Exchange Asia Pte. Ltd. ("NECX Asia"), an Asian joint venture in which NECX holds the remaining 50% ownership interest, to Converge concurrently with the closing of the Transactions. In exchange, Sumitomo will receive 1,152,369 shares of Converge's Series B Preferred Stock.

         Copies of the Purchase Agreement and press release issued by the Registrant on December 19, 2000 concerning the Transactions are attached hereto as Exhibits 2.1 and 99.1, respectively, and are incorporated herein by reference.

(b) On December 19, 2000, the Registrant and Sumitomo Corporation amended and restated their previously announced common stock purchase agreement. Under the amended and restated agreement, Sumitomo Corporation shall purchase at least US$15 million in the Registrant's common stock, which will remain unregistered for at least one year. Sumitomo Corporation and the Registrant have also agreed to cooperate on a variety of joint initiatives. Specifically, Sumitomo Corporation may participate as an equity partner in the Registrant's international endeavors, and may license or distribute technology, products or services from the Registrant's VerticalNet Solutions and VerticalNet Markets divisions. The Registrant expects to close this transaction in January 2001.

(c) On January 5, 2001, the Registrant announced an agreement to increase its ownership position in VerticalNet Europe, a joint venture with partners BT Ignite and Internet Capital Group,


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to a 77% controlling interest. In conjunction with the transaction, VerticalNet
Europe also obtained full ownership over VerticalNet UK. In a separate agreement, BT Ignite entered into a software reseller agreement with the Registrant's VerticalNet Solutions division, under which BT Ignite agreed to license VerticalNet(TM) eMarketplace Suite for distribution in selected regions around the world.

         A copy of the press release issued by the Registrant on January 5, 2001 concerning the foregoing agreements is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

(d) On January 8, 2001, the Registrant announced that Michael Hagan, co-founder and Chief Operating Officer, was appointed to the position of President and Chief Executive Officer. Mr. Hagan replaced Joseph Galli, who resigned to accept the position of President and Chief Executive Officer at Newell Rubbermaid Inc. In connection with Mr. Galli's resignation, Mr. Galli agreed to repay approximately $2.3 million of the $4.0 million bonus paid to him pursuant to the terms of a promissory note payable to the Registrant.

         Copies of the press release issued by the Registrant on January 8, 2001 concerning the appointment of Mr. Hagan as President and Chief Executive Officer and the promissory note, dated as of December 31, 2000, are attached hereto as Exhibits 99.3 and 99.4, respectively, and are incorporated herein by reference.

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c) Exhibits.

              2.1            Membership Interest Purchase Agreement, dated as of December 19, 2000, by and among Converge, Inc., NECX.com LLC and VerticalNet, Inc.
             99.1            Press Release dated December 19, 2000
             99.2            Press Release dated January 5, 2001
             99.3            Press Release dated January 8, 2001
             99.4            Promissory Note, dated as of December 31, 2000


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             VERTICALNET, INC.

Date: January 17, 2001                 By:   /s/  Gene S. Godick
                                             -------------------
                                             Name:   Gene S. Godick
                                             Title:  Executive Vice President
                                                     & Chief Financial Officer



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                                  EXHIBIT INDEX


Exhibit No.         Description of Exhibit
-----------         ----------------------
 2.1                Membership Interest Purchase Agreement, dated as of December 19, 2000, by and among Converge, Inc., NECX.com LLC and VerticalNet, Inc.
99.1                Press Release dated December 19, 2000
99.2                Press Release dated January 5, 2001
99.3                Press Release dated January 8, 2001
99.4                Promissory Note, dated as of December 31, 2000



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